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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2001, in Amendment No. 2 to Registration Statement (Form SB-2 No. 333-57830) and related Prospectus of MigraTEC, Inc. dated June 26, 2001 for the registration of up to 30,650,000 shares of its common stock.

                                              Ernst & Young LLP

Dallas, Texas
June 21, 2001